Exhibit 99.2

SUPPLEMENTAL INFORMATION PURSUANT TO RULE 3(A)
OF THE RULES OF THE COURT OF CHANCERY

The information contained herein is for the use by the Court for statistical and administrative purposes only. Nothing stated herein shall be deemed an admission by or binding upon any party.

1.	Caption of Case:
AmerisourceBergen Drug Corporation, Plaintiff, v. PharMerica Corporation, Pharmacy Corporation of America, and ChemRx Pharmacy Services, LLC, Defendants.

2.	Date Filed: September 10, 2014

3.	Name and address of counsel for plaintiff:
Joseph H. Huston
Stevens & Lee, P.C.
1105 North Market Street, 7th Floor
Wilmington, DE 19801

4.	Short statement and nature of claim asserted:
This is a declaratory action seeking a declaration that AmerisourceBergen Drug Corporation does not owe PharMerica $8.3 million as a Suggested Wholesale Price Rebate pursuant to the Amended and Restated Prime Vendor Agreement for Long-Term Care Pharmacies, as amended by the First Amendment to the Agreement.

5.	Substantive field of law involved (check one):

_____	Administrative law	_____	Trade secrets/
_☒__	Commercial law		trademark or other
_____	Constitutional law		intellectual property
_____	Corporation law	_____	Trusts*
_____	Guardianships	_____	Wills and Estates*+
_____	Labor law	_____	Zoning
_____	Real Property	_____	Other

+6.	Related cases, including any Register of Wills matters (which requires copies of all documents in this matter to be filed with the Register of Wills):
N/A

7.	Basis of court’s jurisdiction (including the citation of any statute(s) conferring jurisdiction):
10 Del. C. § 6501, et. seq.

8.	If the complaint seeks preliminary equitable relief, state the specific preliminary relief sought.

9.	If the complaint seeks a TRO, summary proceedings, a Preliminary Injunction, or Expedited Proceedings, check here _____.
(If #9 is checked, a Motion to Expedite must accompany the transaction.)

*10.	If the complaint is one that in the opinion of counsel should not be assigned to a Master in the first instance, check here and attach a statement of good cause.

Joseph H. Huston (Bar ID 4035)
/s/ Joseph H. Huston, Jr.

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

AmerisourceBergen Drug Corporation,

Plaintiff,
C.A. No.: ___________
v.

PharMerica Corporation,
Pharmacy Corporation of America, and
ChemRx Pharmacy Services, LLC

Defendants.

VERIFIED COMPLAINT

NATURE OF THE ACTION

1.  Plaintiff AmerisourceBergen Drug Corporation (“ABDC”) brings this action for declaratory relief against Defendants PharMerica Corporation (“PMC”), Pharmacy Corporation of America (“PCA”), and ChemRx Pharmacy Services, LLC (“Chem Rx”) (collectively “PharMerica”) in connection with the parties’ rights and responsibilities under the Amended and Restated Prime Vendor Agreement for Long-Term Care Pharmacies and the First Amendment thereto.

2.   This action arises under Delaware’s declaratory judgment statute, 10 Del. C. § 6501, et. seq.

3.  ABDC brings this action seeking at least the following declaration: ABDC does not owe PharMerica $8.3 million as a Suggested Wholesale Price Rebate pursuant to the Amended and Restated Prime Vendor Agreement for Long-Term Care Pharmacies, as amended by the First Amendment to the Agreement.

THE PARTIES

4.   ABDC is a Delaware corporation with its headquarters located at 1300 Morris Drive, Chesterbrook, PA 19087-5594.

5.   ABDC is a leading pharmaceutical company delivering products to pharmacies and long-term care facilities.

6.   Defendant PMC is a Delaware corporation with its principal place of business located at 1901 Campus Place, Louisville, KY 40299. PMC may be served with process in this action by service upon its registered agent, Corporation Service Company, 2711 Centerville Rd. Suite 400, Wilmington, DE 19808.

7.   Defendant PCA is a Delaware corporation with its principal place of business located at 1901 Campus Place, Louisville, KY 40299. PCA may be served with process in this action by service upon its registered agent, the Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801.

8.  Defendant Chem Rx is a Delaware corporation with its principal place of business located at 1901 Campus Place, Louisville, KY 40299. Chem Rx may be served with process in this action by service upon its registered agent, Corporation Service Company, 2711 Centerville Rd., Suite 400, Wilmington, DE 19808.

FACTUAL ALLEGATIONS

The Agreement

9.  ABDC and PharMerica entered into the Amended and Restated Prime Vendor Agreement for Long-Term Care Pharmacies (“Agreement”), effective January 1, 2011.

10. On January 1, 2013, ABDC and PharMerica entered into the First Amendment to the Amended and Restated Prime Vendor Agreement for Long- Term Care Pharmacies (“First Amendment to the Agreement”).

11. Pursuant to the terms of the Agreement, as amended by the First Amendment to the Agreement, ABDC provides pharmaceuticals and related administrative services to PharMerica.

12. As part of the Agreement, PharMerica agreed to participate in the PRxO Generics Purchase Program (“Purchase Program”) by purchasing no less than 95% of its non-injectable generic drugs from ABDC through the Purchase Program.

13. ABDC agreed to administer the Purchase Program for a fixed outsourcing fee.

14. This Purchase Program provision of the Agreement was changed in the First Amendment to the Agreement to permit PharMerica to purchase as of October 1, 2013 up to 30% of its non-injectable generic products outside of the Purchase Program.

15. This “direct source” provision allows PharMerica to purchase such products directly from manufacturers and alternative sources to the extent PharMerica is able to negotiate a lower price than is offered under the Purchase Program.

The Suggested Wholesale Price

16. Upon the execution of the First Amendment to the Agreement, the parties introduced the concept of using a third party metric, Suggested Wholesale Price (“SWP”), to measure price competitiveness of the generics purchased by PharMerica under the Purchase Program.

17. With respect to the quarterly SWP comparison, its clear intent, as stated in the First Amendment, is “to assess the competiveness of [PharMerica’s] . . . PRxO Generics purchases” through the Purchase Program and to provide PharMerica with a compensating rebate (“SWP Rebate”) if the competitive mark is not achieved.

18. When the parties agreed to use the SWP of PharMerica’s aggregate PRxO Generics products as a benchmark, it was simply one of various metrics that could have been used to evaluate ABDC’s PRxO Generics pricing.

19. The parties agreed that certain generic products should be excluded from the SWP calculation due to the parties’ awareness that their inclusion would likely have the effect of distorting the outcome of the comparison and produce unintended consequences because of inherent issues with the SWP measure having nothing to do with the competitiveness of those PRxO Generics products within the Purchase Program.

20. For this reason, certain non-injectable generics introduced after January 1, 2013 were expressly excluded from the calculation.

Market Changes Impact the Suggested Wholesale Price

21. After the introduction of the SWP comparison, there have been changes in the non-injectable generic market which have altered the effect of using SWP as the price benchmark.

22. Generic products were introduced from multiple manufacturers with product availability issues that have caused their pricing to have the same effect of the excluded products, which, as noted above, were contemplated and expressly excluded from the calculation of the SWP Rebate because of their distorting impact.

23. There has also been a significant rise in both occurrences and magnitude of manufacturer price increases due primarily to the shrinking pool of generic manufacturers in the market, resulting in a compression of the spread between SWP and PharMerica’s price under the Purchase Program.

24. As a result of these developments, the effect of using SWP as a metric has changed, and SWP has not been a viable benchmark by which to measure the competitiveness of PharMerica’s PRxO Generics purchases since at least the beginning of 2014.

25. In the event of such changes, the Agreement explicitly mandates that the parties meet in good faith and use commercially reasonable efforts to determine an alternative methodology to effectuate the intent of the SWP comparison and Rebate.

Pharmerica Takes Advantage of the Distorted SWP

26. Instead of fulfilling the Agreement’s mandate to confer in good faith, PharMerica revised its purchasing patterns and behavior for the purpose of improperly inflating the SWP Rebate in violation of the terms of the Agreement, and in a way that no longer reflects the SWP Rebate’s intended effect.

27. While the competitiveness of ABDC’s pricing of its products has never been called into question, PharMerica’s actions were intended to artificially inflate the SWP Rebate in bad faith.

28. PharMerica has asserted that ABDC breached the contract by failing to make a payment of $8.3 million, representing the amount PharMerica claims it is owed for the SWP Rebate for the quarter ending June 30, 2014.

COUNT I
DECLARATORY JUDGMENT, 10 Del. C. § 6501

29. ABDC incorporates by reference the preceding paragraphs of this complaint as if fully set forth herein.

30. PharMerica contends that ABDC is in breach of the Agreement, as amended by the First Amendment to the Agreement for failure to pay over $8 million as an SWP Rebate. See Letter from PharMerica dated 9/9/14, attached hereto as Exhibit A.

31. ABDC disputes PharMerica’s contentions that (1) ABDC owes PharMerica $8.3 million as an SWP Rebate and (2) ABDC breached the Agreement, as amended by the First Amendment to the Agreement, for failure to make the disputed payment.

32. Pursuant to Delaware’s declaratory judgment statute, 10 Del. C. § 6501, et. seq., ABDC is entitled to a judicial determination of its rights in connection with the Agreement as amended by the Amendment to the Agreement.

33. Specifically, ABDC seeks a judgment pursuant to 10 Del. C. §§ 6501 and 6502 and Court of Chancery Rule 57 declaring that: ABDC does not owe PharMerica $8.3 million as a Suggested Wholesale Price Rebate pursuant to the Amended and Restated Prime Vendor Agreement for Long-Term Care Pharmacies, as amended by the First Amendment to the Agreement.

PRAYER FOR RELIEF

WHEREFORE, ABDC respectfully requests that this Court:

A.	enter an order declaring that ABDC does not owe PharMerica over $8 million as a Suggested Wholesale Price Rebate pursuant to the Amended and Restated Prime Vendor Agreement for Long-Term Care Pharmacies, as amended by the First Amendment to the Agreement

B.	award ABDC reasonable costs and expenses incurred in this action, including without limitation attorneys’ fees and related costs pursuant to applicable law; and

C.	provide such other and further relief as the Court may deem just and proper.

Dated: September 10, 2014

/s/ Joseph H. Huston, Jr.
Joseph H. Huston, Jr. (No. 4035)
STEVENS & LEE, P.C.
1105 Market Street, Suite 700
Wilmington, DE 19801
Telephone: (302) 425-3310
Facsimile: (610) 371-7972
Email: jhh@stevenslee.com

Counsel for Plaintiff,
AmerisourceBergen Drug Corporation

Exhibit A

Thomas A. Caneris Senior Vice President and General Counsel

September 9, 2014

VIA FACSIMILE: (610) 727-3601

AmerisourceBergen Drug Company
1300 Morris Drive
Chesterbrook, PA 19087-5594
Attention: Senior Vice President Alternate Care

Re:	Notice of Default

Dear Sir or Madam:

This Notice of Default is sent pursuant to Section 2(B)(4) of the First Amendment to the Amended and Restated Prime Vendor Agreement for Long-Term Care Pharmacies ("PVA") made as of January 1, 2013, among AmerisourceBergen Drug Corporation ("ABDC"), PharMerica Corporation ("PMC"), Pharmacy Corporation of America ("PCA") and ChemRx Pharmacy Services, LLC ("collectively the "Customer").

The pertinent portion of Section 2(B)(4) of the PVA provides that "Each calendar quarter, to the extent the total amount paid by Customer for PRxO Generics does not generate a discount of at least 91% of the aggregated, weighted average SWP on their purchase dates in the applicable calendar quarter, ABDC will credit Customer any difference (the "SWP Rebate") to equal the 91% discount within 65 days after such quarter. On or around September 3, 2014, ABDC was contractually obligated to credit the Customer an amount of eight million three hundred thousand dollars ($8,300,000.00) under the PVA. To date, ABDC has failed to so and is without the contractual justification for withholding this credit. ABDC sent us information today, which places that amount closer to eight million eight hundred thousand dollars ($8,800,000). PMC will accept payment of eight million three hundred thousand dollars ($8,300,000.00), if ABC agrees to a true-up the number within ten (10) days following such payment.

PMC demands that ABDC immediately remit the credit owed for the second quarter of 2014 and strongly recommends that ABDC abide by the terms of the PVA. PMC and its affiliates reserve all rights and remedies available to it in law and equity under the PVA.

Sincerely,

/s/ Thomas A. Caneris
Thomas A. Caneris

cc:	AmerisourceBergen Corporation—General Counsel
Bob McKay, PharMerica Sr. VP Purchasing and Trade Relations
Mike Moyano, PharMerica VP Purchasing and Trade Relations

1901 Campus Place, Louisville Kentucky 40299   TEL 502.627.7536   FAX 502.627.7329   www.pharmerica.com

VERIFICATION

COUNTY OF CHESTER	)
)SS:
STATE OF PENNSYLVANIA	)

I, Anthony J. Caffentzis, do hereby represent, under penalty of perjury, as follows:

1.	I am the President, Community and Specialty Pharmacy, of AmerisourceBergen Drug Corporation, Plaintiff in this action.

2.	I am over eighteen (18) years of age.

3.	I have reviewed the foregoing Complaint and all the allegations contained in the Complaint are true and correct to the best of my knowledge and belief.

/s/ Anthony J. Caffentzis

Anthony J. Caffentzis
President, Community and Specialty
Pharmacy
AmerisourceBergen Drug Corporation

SWORN TO AND SUBSCRIBED BEFORE ME this 10th day of September 2014

/s/ Laurie Lawton-Smith
Notary Public

My Commission Expires: May 19, 2017

COMMONWEALTH OF PENNSYLVANIA
NOTARIAL SEAL
LAURIE LAWTON-SMITH
Notary Public
TREDYFFRIN TWP., CHESTER COUNTY
My Commission Expires May 19, 2017

File & ServeXpress Transaction Receipt

File & ServeXpress Transaction ID:	56009524
Submitted by:	Stephanie Foster, Stevens & Lee PC
Authorized by:	Joseph H Huston, Stevens & Lee PC
Authorize and file on:	Sep 10 2014 10:56AM EDT

Court:	DE Court of Chancery Civil Action
Case Class:	Civil Action
Case Type:	Civil Action
Case Name:	AmerisourceBergen Drug Corporation vs PharMerica Corporation, Pharmacy Corporation of America, and ChemRx Pharmacy Services, LLC

Transaction Option:	Originating Event
Billing Reference:	106721-00004

Documents List
4 Document(s)
Originating Document, 8 Pages	Document ID: 60009632
Document Type:		Access:	Statutory Fee:	Linked:
Complaint			Public	$360.50
Document title:
Verified Complaint - Filed by Plaintiff AmerisourceBergen Drug Corporation
Attached Document, 2 Pages	Document ID: 60009638
Related Document ID: 60009632
Document Type:		Access:	Statutory Fee:	Linked:
Exhibits		Public	$0.50
Document title:
Exhibit A to Verified Complaint
Attached Document, 1 Pages	Document ID: 60009661
Related Document ID: 60009632
Document Type:		Access:	Statutory Fee:	Linked:
Supplemental Information Sheet		Public	$0.50
Document title:
Supplemental Information Sheet re: Verified Complaint
Attached Document, 1 Pages	Document ID: 60010003
Related Document ID: 60009632
Document Type:		Access:	Statutory Fee:	Linked:
Verification to Complaint		Public	$0.50
Document title:
Verification of Anthony J. Caffentzis re: Verified Complaint

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Sending Parties (1)

Party	Party Type	Attorney	Firm	Attorney Type
AmerisourceBergen Drug Corporation (pending)	Plaintiff	Huston, Joseph H	Stevens & Lee PC	Attorney in Charge

Case Parties

Party	Party Type	Attorney	Firm	Attorney Type
AmerisourceBergen Drug Corporation (pending)	Plaintiff	Huston, Joseph H	Stevens & Lee PC	Attorney in Charge
ChemRx Pharmacy Services, LLC (pending)	Defendant	No Answer on File	Firm TBD	N/A
Pharmacy Corporation of America (pending)	Defendant	No Answer on File	Firm TBD	N/A
PharMerica Corporation (pending)	Defendant	No Answer on File	Firm TBD	N/A

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